EXHIBIT-10.25

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT") is made and entered into as of the 30th day of April, 1999, among BILLING CONCEPTS, INC., a Delaware corporation, formerly known as Billing Information Concepts, Inc. ("BORROWER"); BILLING CONCEPTS CORP., a Delaware corporation, formerly known as Billing Information Concepts Corp. ("PARENT COMPANY"); ENHANCED SERVICES BILLING, INC., a Delaware corporation ("ESBI"); BILLING CONCEPTS SYSTEMS, INC., a Delaware corporation, formerly known as Computer Resources Management, Inc. ("BCSI"); CONCEPTS ACQUISITION CORP., a Delaware corporation ("CAC") (Parent Company, ESBI, BCSI, and CAC collectively, the "GUARANTORS"); and THE FROST NATIONAL BANK, a national banking association, individually, as the Issuing Bank and as the Agent, NATIONSBANK, N.A., a national banking association, successor to The Boatmen's National Bank of St. Louis, individually, and each of the lenders which becomes a party to the Credit Agreement as provided in SECTION 10.7 thereof (individually, a "BANK" and collectively, the "BANKS").


                                    RECITALS

      A. Borrower, Parent Company, the Agent, the Issuing Bank and the Banks have heretofore entered into the Credit Agreement dated as of December 20, 1996 (as amended, modified, restated and supplemented from time to time, the "CREDIT AGREEMENT").

      B. Borrower, Parent Company and the Banks desire to further amend the Credit Agreement to redefine the term "Change in Executive Management."


                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good, fair and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the terms and provisions of the Credit Agreement are amended and restated as follows:

      1.    DEFINED TERMS AND RELATED MATTERS.

            (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Third Amendment shall refer to this Third Amendment as a whole and not to any particular provision of this Third Amendment.
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      2.    AMENDMENTS. The definition of "Change in Executive Management" in
            ANNEX B of the Credit Agreement is hereby amended to read in its entirety as follows:

                        "CHANGE IN EXECUTIVE  MANAGEMENT" means that any
                  of Parris H. Holmes, Jr., Kelly E. Simmons or Alan W. Saltzman shall cease to be an executive officer of Parent Company.

      3. In order to induce the Agent, the Issuing Bank and the Banks to enter into this Third Amendment, Borrower and Parent Company hereby represent and warrant to the Agent, the Issuing Bank and the Banks that, as of the date of this Third Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document to which it is a party are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Default or Event of Default has occurred and is continuing, and
(c) no event has occurred since the date of the most recent financial statements delivered pursuant to SECTION 5.1 of the Credit Agreement that has caused a Material Adverse Effect.

      4. Borrower hereby acknowledges and agrees that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

      5. ESBI covenants and agrees that, as to the Affiliate Guaranty executed and delivered by ESBI in favor of the Banks as part of the Security Documents, such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Affiliate Guaranty).

      6. BCSI covenants and agrees that, as to the Affiliate Guaranty executed and delivered by BCSI in favor of the Banks as part of the Security Documents, such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Affiliate Guaranty).

      7. CAC covenants and agrees that, as to the Affiliate Guaranty executed and delivered by CAC in favor of the Banks as part of the Security Documents, such Affiliate Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Affiliate Guaranty).

      8. Parent Company covenants and agrees that, as to the Parent Guaranty executed and delivered by Parent Company in favor of the Banks as part of the Security Documents, such Parent Guaranty is a continuing guarantee and shall remain in full force and effect until the termination of the obligations of the Banks to make Loans or issue Letters of Credit and the indefeasible payment in full of the Obligations (as defined in such Parent Guaranty).

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      9. As to each Security Document executed in favor of the Banks, Borrower hereby ratifies and confirms the liens and security interests of the Banks in and to all collateral covered by each such Security Document to which Borrower is a party as security for the prompt and full payment and performance of the obligations secured by each such Security Document. In furtherance of the foregoing, all liens and security interests of each such Security Document (which are hereby acknowledged to be valid and subsisting) are hereby carried forward, continued, extended, modified and renewed to secure the prompt and full payment and performance of the obligations secured by each such Security Document.

      10. Each Loan Document is hereby amended and modified to the extent necessary to give full force and effect to the terms of this Third Amendment, and each such Loan Document shall hereafter be construed and interpreted after giving full force and effect to the terms of this Third Amendment. As amended, modified and supplemented pursuant to this Third Amendment, Borrower, Parent Company, ESBI, BCSI and CAC hereby ratify, confirm and restate each Loan Document to which it is a party and agrees that each such Loan Document shall continue in full force and effect. Each of the Loan Documents now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, or as further evidence of or security for or in connection with the Credit Agreement, as amended hereby, is hereby amended to the extent necessary so that any reference in any such documents, instruments or agreements to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby.

      11. In the event that any one or more of the provisions contained in this Third Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Third Amendment shall not be impaired in any way.

      12. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

      13. This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Third Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Third Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

      14. This Third Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither Borrower nor Parent Company nor ESBI nor BCSI nor CAC nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

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      15. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      16. This Third Amendment constitutes a Loan Document.

      17. Upon execution of this Third Amendment by the Banks, Borrower, Parent Company, ESBI, BCSI and CAC shall deliver to the Agent, in form and substance satisfactory to the Agent, the certificates and documents described on ANNEX A.

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.


                              BORROWER:

                              BILLING CONCEPTS, INC.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              PARENT COMPANY:

                              BILLING CONCEPTS CORP.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              GUARANTORS:

                              ENHANCED SERVICES BILLING, INC.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                              BILLING CONCEPTS CORP.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              BILLING CONCEPTS SYSTEMS, INC.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              CONCEPTS ACQUISITION CORP.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              BANKS:

                              THE FROST NATIONAL BANK
                              Individually, as the Issuing Bank and as the Agent


                              By:   /S/ GREGG M. CHINN
                                    Gregg M. Chinn, Vice President

                              NATIONSBANK, N.A., successor to
                              The Boatmen's National Bank of St. Louis


                              By:   /S/ STEVEN A. LINTON
                                    Steven A. Linton, Vice President

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                                     ANNEX A


      1. Borrower, Parent Company, ESBI, BCSI and CAC shall have provided to the Agent a certificate signed by the secretary of such corporation, which secretary's office and signature shall be confirmed by another officer of such corporation, dated as of the effective date of this Third Amendment attaching thereto or containing therein, and certifying as to the following: (i) corporate resolutions, as in effect and neither revoked nor rescinded, duly adopted by the board of directors of such corporation authorizing the execution, delivery and performance of this Third Amendment; and (ii) names, incumbency and specimen signatures of the officers of such corporation authorized to execute and deliver this Third Amendment on behalf of such corporation.

      2. All other documents requested by the Agent in connection with this Third Amendment.

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